SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2013

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14468	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1725 Gillespie Way

El Cajon, California 92020

(Address of Principal Executive Offices)

(619) 596-8600

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On 13 August 2013 PURE Bioscience, Inc. (the “Company”) completed a private placement pursuant to which it sold 5,500,000 shares of its common stock. The shares were sold at a per share purchase price of $0.20, resulting in approximately $1,100,000 in aggregate proceeds to the Company.

The shares were sold pursuant to a Stock Purchase Agreement under which the Company granted certain registration rights. The Company agreed to file a registration statement covering the resale of the shares of common stock sold in this financing within sixty days of the closing date.

The shares of common stock were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder as a transaction not involving any public offering. Each purchaser of the common stock represented to us that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and that it was receiving the securities for investment for its own account and without a view to distribute them.

The foregoing descriptions of the Stock Purchase Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Stock Purchase Agreement. A copy of the form of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On 13 August 2013 the Company entered into a Services Agreement with Pillar Marketing Group, Inc. (“Pillar”). The Services Agreement provides, among other things, that Pillar shall serve as the Company’s exclusive provider of general advisory services regarding corporate finance, capital raising activities, merger and acquisition transactions, and other related endeavors. Pillar shall be paid the sum of $25,000 per month plus additional contingent compensation based upon the occurrence of certain enumerated events. The Company will also immediately issue to Pillar 250,000 shares of common stock. Pillar has the right to demand that the shares be included in a registration statement if and when filed by the Company. The shares of common stock were offered and issued to Pillar without registration under the Securities Act, or state securities laws, in reliance on the exemptions from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder as a transaction not involving any public offering. Pillar represented to us that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and that it was receiving the securities for investment for its own account and without a view to distribute them.

The foregoing descriptions of the Services Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Services Agreement. A copy of the form of the Services Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On 13 August 2013 the Company received a notice from the NASDAQ Listing Qualifications Panel (the “Panel”) that the NASDAQ Stock Market will issue a press release 19 August 2013 announcing that a Form 25 will be filed with the Securities and Exchange Commission on that date to complete the delisting of the Company’s stock. As we have previously reported, trading in our stock was suspended on NASDAQ on 17 May 2013. The Company’s stock has not traded on NASDAQ since that time, and instead has traded on the OTCQB, an electronic quotation service operated by OTC Markets Group Inc. for eligible securities traded over-the-counter.

The current notice from the Panel merely completes the delisting process. The Company’s common stock will continue to trade on the OTCQB under the symbol PURE.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with regard to the issuance of shares is incorporated by reference into this Item 3.02 in its entirety.

The information set forth in Item 5.02(e) of this Current Report on Form 8-K with regard to the issuance of shares to Michael L. Krall and Donna Singer is incorporated by reference into this Item 3.02 in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On 13 August 2013 Michael L. Krall, Donna Singer, and Dennis Brovarone resigned as directors of the Company by mutual agreement with the Company. Mr. Brovarone served on our Compensation Committee.

The Company has provided the resigned directors with a copy of this current report prior to the filing thereof and informed them that they had the opportunity to provide the registrant with correspondence stating whether they agree or disagree with the disclosure contained in this current report which the Company would also file such correspondence as an exhibit to this current report or an amendment thereto.

A copy of the Mr. Krall’s resignation is attached hereto as Exhibit 17.1 and is incorporated herein by reference. A copy of the Ms. Singer’s resignation is attached hereto as Exhibit 17.2 and is incorporated herein by reference. A copy of the Mr. Brovarone’s resignation is attached hereto as Exhibit 17.3 and is incorporated herein by reference.

(b) On 13 August 2013 Michael L. Krall, Donna Singer, and Dennis Atchley resigned all positions respectively held by them as officers of the Company by mutual agreement with the Company. A copy of the Mr. Atchley’s resignation is attached hereto as Exhibit 17.4 and is incorporated herein by reference.

(c) On 13 August 2013 the Board of Directors of the Company (the “Board”) appointed Dave Pfanzelter to serve as Chief Executive Officer. His appointment was immediately effective as of 13 August 2013. Mr. Pfanzelter previously served on the Company’s Board from 06 February 2013 until his resignation on 19 July 2013.

Mr. Pfanzelter, 59, previously served as senior vice president of Kellogg Company, president of Kellogg’s Specialty Channels and president of Kellogg Canada since May 2004, while also serving as part of the Kellogg Executive Committee and Global Leadership Team. Mr. Pfanzelter began his career in the food service industry in 1975 with Oscar Mayer Foods Corporation, serving in several key sales and marketing positions, including director of marketing and national sales manager. In 1995 he was appointed vice president of sales of Kraft Foodservice, representing the combined manufactured brands of Oscar Mayer, General Foods, and Kraft Foods. In 1998 Mr. Pfanzelter joined Keebler, serving as vice president and general manager of the food service division prior to Keebler’s acquisition by Kellogg in 2001. Since 1998 Mr. Pfanzelter has been on the board of directors of Doctor’s Associates, the parent company of Subway Restaurants, the nation’s largest restaurant chain. In February 2012, Mr. Pfanzelter joined the Advisory Board of Wrigley Foods. He also served on the Board of the International Food Service Manufacturer’s Association as chairman and member of its executive committee.

There is no family relationship between Mr. Pfanzelter and any of the Company’s officers or directors, and there have been no related transactions, and none are contemplated, between Mr. Pfanzelter or his immediate family members and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

On 13 August 2013 the Board of Directors of the Company (the “Board”) appointed Peter C. Wulff to serve as Chief Financial Officer, Chief Operating Officer, and Corporate Secretary. With his appointment, Mr. Wulff will also serve as the Company’s Principal Financial Officer and Principal Accounting Officer. His appointment was immediately effective as of 13 August 2013. Mr. Wulff previously served as the Company’s Chief Financial Officer from 05 November 2012 until his departure on 13 May 2013.

Prior to joining the Company, Mr. Wulff, 54, was the principal of Wulff Services Inc. from 2011 until October 2012, a consulting services firm focusing on development stage companies in the medical technology industry. From June 2008 until April 2011 Mr. Wulff provided services for Alphatec Holdings, Inc. (NASDAQ: ATEC) and Alphatec Spine, a developer and manufacturer of spinal implant products, serving as its Chief Financial Officer, Vice President and Treasurer from June 2008 until October 2010, and its Senior Vice President, Strategic Initiatives, from October 2010 until April 2011. From January 2005 until May 2008 he served as the Chief Financial Officer, and from February 2007 until May 2008 he also served as the Executive Vice President, of Artes Medical, Inc., a formerly publicly traded medical device company. Artes Medical is no longer publicly traded and filed for bankruptcy protection within two years after the departure of Mr. Wulff. From June 2004 until December 2004, Mr. Wulff was a managing partner of Acumen Biomedical, a consulting services firm that specialized in providing services to medical technology companies. From May 2001 to May 2004, Mr. Wulff served as Vice President Finance, Chief

Financial Officer, Treasurer and Assistant Secretary of CryoCor, Inc., a medical device company. From November 1999 to May 2001, Mr. Wulff served as Chief Financial Officer and Treasurer of Natural Alternatives International, Inc., a publicly-traded and international nutritional supplement manufacturer. Mr. Wulff earned an M.B.A in Finance and a bachelor’s degree in Economics and Germanic Languages, each from Indiana University.

There is no family relationship between Mr. Wulff and any of the Company’s officers or directors, and there have been no related transactions, and none are contemplated, between Mr. Wulff or his immediate family members and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

(d) On 13 August 2013 the Board of Directors of the Company (the “Board”) appointed Dave Pfanzelter to serve as a member of the Board and to be its Chairman of the Board. His appointment was immediately effective as of 13 August 2013. Mr. Pfanzelter previously served on the Company’s Board from 06 February 2013 until his separation on 19 July 2013.

The information set forth in Item 5.02(c) of this Current Report on Form 8-K regarding Mr. Pfanzelter’s experience and background is incorporated by reference into this Item 5.02(d) in its entirety.

There are no arrangements or understandings between Mr. Pfanzelter and any other person pursuant to which Mr. Pfanzelter was appointed as a director of the Company, and there are no transactions in which Mr. Pfanzelter has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On 13 August 2013 the Board of Directors of the Company (the “Board”) appointed Gary D. Cohee to serve as a member of the Board. His appointment was immediately effective as of 13 August 2013. It is anticipated that Mr. Cohee will serve on the Audit Committee of the Board.

Mr. Cohee, 67, is an Investment Banker with over 40 years of experience, having started his career in 1973 with Blyth, Eastman Dillon. Since 2004 Mr. Cohee has served as President and CEO of PMB Securities Corp. From 2011 until 2012 Mr. Cohee served on the Advisory Board of Force Fuels, Inc., which at that time was on the OTC Bulletin Board. During his career in the investment banking business Mr. Cohee worked for a number of prestigious firms, including Bateman Eichler and Paulson Investment Company. Mr. Cohee graduated from California State University-Long Beach in 1968 with a BS degree in Business Administration. He is Past President of Long Beach Bond Club; Southern California Options Society; and, Long Beach Century Club. He is a member of the Directors Circle at California State University at Long Beach- Athletics Department.

There are no arrangements or understandings between Mr. Cohee and any other person pursuant to which Mr. Cohee was appointed as a director of the Company, and there are no transactions in which Mr. Cohee has an interest requiring disclosure under Item 404(a) of Regulation S-K.

(e) In connection with Mr. Krall’s separation from the Company, we entered into a Purchase, Severance, and Release Agreement effective 13 August 2013 with Mr. Krall (the “Krall Release

Agreement”). The Krall Release Agreement provides for a mutual release of all claims between Mr. Krall and the Company. Mr. Krall is also prohibited from engaging in certain competitive activities for the next four years. Mr. Krall shall be paid (i) $25,000 on 13 August 2013; and, (ii) $30,000 per month for the next 18-months, during which time Mr. Krall shall provide consulting services to the Company. In consideration of Mr. Krall’s transfer to the Company of certain enumerated intellectual property rights, the Company shall also (i) pay Mr. Krall the sum of ($125,000) on 13 August 2013; and, (ii) issue to Mr. Krall 850,000 shares of common stock on 21 August 2013 (the “Krall Shares”). The Krall Shares are subject to certain registration rights intended to register the Krall Shares within 30-days after issuance. The Krall Shares are also subject to a Voting Support Agreement and Irrevocable Proxy (the “Krall Proxy”). The Krall Proxy gives our CEO the right to vote the Krall Shares for so long as Mr. Krall owns the Krall Shares.

The foregoing descriptions of the Krall Release Agreement and the Krall Proxy do not purport to be complete and are qualified in their entirety by the terms and conditions of the Krall Release Agreement and the Krall Proxy, respectively. A copy of the Krall Release Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. A copy of the Krall Proxy is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

In connection with Ms. Singer’s separation from the Company, we entered into a Purchase, Severance, and Release Agreement effective 13 August 2013 with Ms. Singer (the “Singer Release Agreement”). The Singer Release Agreement provides for a mutual release of all claims between Ms. Singer and the Company. Ms. Singer is also prohibited from engaging in certain competitive activities for the next four years. Ms. Singer shall be paid (i) $45,000 on 13 August 2013; (ii) the amount of her continued health insurance coverage for the next 12-months; and, (iii) $17,000 per month for the next 12-months, during which time Ms. Singer shall provide consulting services to the Company. In consideration of Ms. Singer’s transfer to the Company of certain enumerated intellectual property rights, the Company shall also issue to Ms. Singer 300,000 shares of common stock on 21 August 2013 (the “Singer Shares”). The Singer Shares are subject to certain registration rights intended to register the Singer Shares within 30-days after issuance. The Singer Shares are also subject to a Voting Support Agreement and Irrevocable Proxy (the “Singer Proxy”). The Singer Proxy gives our CEO the right to vote the Singer Shares for so long as Ms. Singer owns the Singer Shares.

The foregoing descriptions of the Singer Release Agreement and the Singer Proxy do not purport to be complete and are qualified in their entirety by the terms and conditions of the Singer Release Agreement and the Singer Proxy, respectively. A copy of the Singer Release Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference. A copy of the Singer Proxy is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

In connection with Mr. Brovarone’s separation from the Company, we entered into a Settlement and Release Agreement effective 13 August 2013 with Mr. Brovarone (the “Brovarone Release Agreement”). The Brovarone Release Agreement provides for a mutual release of all claims between Mr. Brovarone and the Company. Mr. Brovarone shall be paid $91,332.77 (the “Brovarone Amount”) as follows: (i) starting 90-days after 13 August 2013 the Brovarone Amount shall be subject to 2% interest per annum; (ii) starting 120-days after 13 August 2013 and continuing on the same day of each month for 60-months the Company shall pay $1,600.86; (iii)

the Company shall have the right to prepay without penalty upon 30-days’ notice; and, (iv) Brovarone shall have the right to convert the then outstanding balance of the Brovarone Amount, at any time and with 10-days’ advance notice, into common stock at a conversion price equal to the average closing price for our common stock on the principal market on which our common stock is then listed or quoted for the ten trading days immediately preceding the date of the conversion notice.

The foregoing descriptions of the Brovarone Release Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Brovarone Release Agreement. A copy of the Brovarone Release Agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 8.01	Other Events.

On 13 August 2013 the Company issued a press release announcing the separation of Mr. Krall, Ms. Singer, and Mr. Brovarone, and the appointment of Mr. Pfanzelter and Mr. Cohee. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

10.1	Stock Purchase Agreement

10.2	Services Agreement

10.3	Krall Release Agreement

10.4	Krall Proxy

10.5	Singer Release Agreement

10.6	Singer Proxy

10.7	Brovarone Release Agreement

17.1	Resignation of Michael L. Krall dated 13 August 2013

17.2	Resignation of Donna Singer dated 13 August 2013

17.3	Resignation of Dennis Brovarone dated 13 August 2013

17.4	Resignation of Dennis Atchley dated 13 August 2013

99.1	Press Release Issued by the Company on 13 August 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: 19 August 2013	By:	/S/ Dave Pfanzelter
Dave Pfanzelter,
Chief Executive Officer